UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2007

SIERRA HEALTH SERVICES, INC.
____________________________________________
(Exact name of registrant as specified in its charter)

Nevada	1-8865	88-0200415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2724 North Tenaya Way
Las Vegas, Nevada 89128
(Address of principal executive offices including zip code)

(702) 242-7000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
____________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 8, 2007, Sierra Health Services, Inc. issued a press release announcing the meeting and record dates for the special meeting of stockholders to consider and vote upon the proposed merger with UnitedHealth Group Incorporated. The meeting has been set for June 27, 2007 and the record date for the meeting is May 18, 2007. The press release is attached hereto as Exhibit 99.1.

Additional Information and Where to Find It

In connection with the Merger and other transactions contemplated by the Merger Agreement, Sierra intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement and related proxy solicitation materials. BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION, INVESTORS AND HOLDERS OF SIERRA COMMON STOCK ARE URGED TO READ THEM, IF AND WHEN THEY BECOME AVAILABLE. When filed with the SEC, they will be available for free (along with other documents and reports filed by Sierra and UnitedHealth Group with the SEC), at the SEC’s website, http://www.sec.gov. In addition, investors and Sierra stockholders may obtain free copies of the documents filed with the SEC by Sierra by a written request to Sierra Health Services, Inc., P.O. Box 15645, Las Vegas, NV 89114-5645, Attention: Investor Relations.

Participants in the Solicitation

Sierra and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Sierra common stock in connection with the transactions contemplated by the Merger Agreement. Information about the directors and executive officers of Sierra is set forth in the Annual Report on Form 10-K/A, which was filed with the SEC on April 30, 2007. Investors may obtain additional information regarding the interests of such participants in the Merger and the other transactions contemplated by the Merger Agreement by reading the proxy statement and related proxy solicitation materials when they become available on or about May 21, 2007.

UnitedHealth Group and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Sierra common stock in connection with the proposed transactions. Information about the directors and executive officers of UnitedHealth Group is set forth in the proxy statement for UnitedHealth Group’s 2007 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2007. Investors may obtain additional information regarding the interests of such participants by reading the prospectus and proxy solicitation statement if and when it becomes available.

Forward-Looking Statements

This Form 8-K and its exhibits may contain statements, estimates or projections that constitute “forward-looking” statements as defined under U.S. federal securities laws. Generally the words “believe,” “expert,” “intend,” “estimate,” “anticipate,” “could,” “may,” “project,” “will” and variations thereof or similar expressions identify forward-looking statements, which generally are not historical in nature. These forward-looking statements are based on current expectations and projections about future events. By their nature, forward-looking statements are not guarantees of future performance or results and are subject to risks and uncertainties that cannot be predicted or quantified and, consequently, actual results may differ materially from our historical experience and our present expectations or projections. These risks and uncertainties include, among others, our ability to consummate the merger with UnitedHealth Group, whether operating costs, customer loss and business disruption, including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers, may be greater than expected; the regulatory approvals required to complete the merger may not be obtained on the terms expected or on the anticipated schedule; our ability to meet expectations regarding the timing and completion of the merger; and those risks and uncertainties found in our filings and reports filed with the Securities and Exchange Commission from time to time, including our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except to the extent otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward-looking statements. Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.

The following exhibits are filed as part of this report:

Exhibits	Description
99.1	Press release issued by Sierra Health Services, Inc. on May 8, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIERRA HEALTH SERVICES, INC.
(Registrant)

Date: May 11, 2007	/S/ MARC R. BRIGGS
Marc R. Briggs
Senior Vice President of Finance
Chief Financial Officer and Treasurer